EXHIBIT 99.1

Dot VN, Inc. Chief Executive Writes to Shareholders, Noting Recent
Company Achievements

SAN DIEGO – December 1, 2009 – Thomas Johnson, CEO of Dot VN, Inc. (www.DotVN.com) (OTCBB: DTVI), writes to shareholders as follows:

To Our Shareholders:

In recent months, our Company, Dot VN, has taken major steps toward reaching our goal of deployment of the many services we offer as an innovative Internet and Telecommunications Company and the exclusive online global domain name registrar for the Country of Vietnam.  This is a pivotal moment in Dot VN’s history, as we are now moving from securing partnerships and building the necessary infrastructure to conduct our work to actual revenue generation and commercialization opportunities.  We have made significant progress in several areas, and I am pleased to share the following highlights of our latest news and activities:

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Domain Registration – In May 2009, the Vietnamese Government’s Vietnam Internet Network Information Centre (“VNNIC”), (www.VNNIC.vn/english), executed a new contract with Hi-Tek Multimedia, Inc., a California corporation, (“HMI”), a wholly owned subsidiary of the Dot VN, Inc., for the registration, renewal, development and promotion of the “.vn” country code Top Level Domain (“ccTLD”) names with no fixed term (the “New Contract”).  The New Contract applies to all registrations occurring since January 2, 2009 but otherwise contains substantially the same terms and conditions and further, replaces the existing January 3, 2006 contract.  Pursuant to the New Contract, HMI will be paid commissions, on new registrations, renewals and registration changes, every two quarters (January through June and July through December) based on revised benchmarks; previously commissions were paid quarterly.  VNNIC is extremely pleased with Dot VN’s positive progress in marketing and promoting “.vn” domain registration worldwide.

Dot VN has entered into a strategic partnership with Key-Systems GmbH, (www.Key-Systems.net), a leading Internet services provider based in Zweibrücken, Germany, providing Top Level Domain (“TLD”) registration, management and reselling services.  In the agreement, Dot VN can now offer customers access to 178 unique domains worldwide in the Key-Systems network as an official domain reseller.  Dot VN resellers and individual customers will be able to purchase not only “.vn” domain names, but also other ccTLDs such as “.de”, “.jp”, “.cn”, “.asia” and “.eu” and generic TLDs (“gTLDs”) including .com, .net, .edu, .gov and .org.  This is a new revenue stream for Dot VN.

Key-Systems also provides both the hardware and software to host the registration platform for 24 industry specific sub-domain names (“Industry Domains”) exclusively offered and managed directly by Dot VN under authority from VNNIC.  Dot VN commenced taking sunrise period reservations in March 2009, which allowed registrants who owned trademarks to register an industry domain name containing their owned mark(s).  Additionally, this agreement offers Dot VN’s industry domains to the Key-Systems’ network of 1,400 global resellers.  This is another new revenue stream for Dot VN.

Dot VN, in conjunction with Key-Systems, has just completed both the design and development phases of a custom-designed Application Programming Interface (“API”) for the Company’s domain registration program and is currently testing the API with its Vietnamese staff.  The API will allow for an influx of domain name registration, since the API creates more efficient access and a simplified domain registration process, which in turn offers the opportunity for immediate revenue generation.  The API will allow easier and more efficient access to the domain registration program for our resellers, sub-resellers and individual customers.  The system will replace the Company’s existing database and web-based systems with a fully automated system, significantly simplifying the registration of domain names within the “.vn” ccTLD, the network of Key-Systems ccTLDs, gTLDs and Dot VN’s industry domains.  We expect implementation of the API and commercialization to begin in January 2010.

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Domain Parking/Monetization – In May 2009, VNNIC granted Dot VN the exclusive right to immediately implement and commercialize the official pay-per-click (“PPC”) parking page for the country code Top Level Domain (“ccTLD”) “.vn”, and to create and promote links for domain registrations, domain appraisals and a smart search engine for the “.vn” ccTLD.  Shortly thereafter, Dot VN entered into strategic partnership with NameDrive, LLC, (www.NameDrive.com), a leading global domain parking, Internet advertising and pay-per-click company.  NameDrive provides the technology and consulting services for Dot VN’s new domain parking and domain registry monetization program.  Domain registry monetization is the process whereby an Internet user who types in a domain name that does not exist is redirected to a landing page with sponsored results.  Parking pages display premium and specific advertising targeting related searches, which results in highly relevant advertising being displayed in the right language with the right message for each domain.  This is also a new revenue stream for Dot VN.

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Info.VN – Dot VN is currently developing an Internet portal that will aggregate and organize everything that the Vietnamese Internet has to offer and serve as the next evolution of our domain registry monetization program.  Dubbed “Info.VN”, Dot VN anticipates to create a super portal that makes news, entertainment and information available in one central and easy to navigate website.  Further, information and news will be available in both Vietnamese and English making access easier for non-Vietnamese speaking users.  By leveraging the existing traffic from the domain registry monetization program, Dot VN expects to initially serve over 1.1 million Internet users a day.  Dot VN also plans to launch related services from Info.VN, including free e-mail, web hosting, business directories, smart search engine, e-commerce and cutting edge advertising solutions.  We expect to launch Info.VN in January of 2010.  The Company anticipates strong revenue to be derived from this super portal’s web products, services and advertising.

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Mobile Data Centers – To offer the most technologically advanced Internet data center solutions to businesses and organizations throughout Southeast Asia, in late August 2009, Dot VN entered into a strategic partnership with Elliptical Mobile Solutions, LLC (“EMS”), (www.EllipticalMedia.com), of Chandler, Ariz., a provider of high-tech solutions for the mobilization, operation, environmental protection and security of electronic equipment.  The centerpiece of the partnership is to bring turn-key infrastructure solutions for Internet data center projects in Vietnam.  EMS product offerings integrate Tier III, and in some cases Tier IV, standard redundant infrastructure into a cost effective and energy efficient secure rack.  Dot VN believes that this solution is uniquely suited for the Vietnamese Market because the EMS product line reduces power consumption by up to 50%, floor space by up to 75% and significantly reduces the capital expenditures associated with building an Internet data center.  Generally, traditional Internet data center development requires that the majority of the infrastructure associated with the construction of an Internet data center must be built out upfront and further, the infrastructure must be able to support not only current needs but also future needs as well.  This “future needs” requirement makes the capital cost of a traditional Internet data center incredibly high.  The EMS product line makes scalable “pay as you go” infrastructure possible which makes initial construction and subsequent growth cost effective, manageable and quick.  Dot VN has the exclusive right to distribute these advanced Internet data center solutions in Vietnam and the non-exclusive right to distribute in Asia.  Some of our potential clients include the Vietnamese Government, Internet and Telecom companies, banks, hospitals and universities.

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Virtual Fiber – Dot VN, through its strategic partnership with E-Band Communications Corporation (“E-Band”), (www.EBandCom.com), a leading provider of virtual fiber (wireless) technology, has begun commercialization of this technology in Vietnam, which we believe will revolutionize the broadband Internet and wireless sectors in the country and the region.  Dot VN also has the right to distribute E-Band’s virtual fiber links in Cambodia, Laos and Thailand.  Additionally, Dot VN believes there will be strong demand for broadband technologies in Vietnam as dial-up subscribers migrate to broadband connectivity and people with no Internet access become broadband subscribers.  E-Band virtual fiber offers superior bandwidth and connectivity.  By providing over 1 GB (1024 MB) per second, it greatly surpasses the bandwidth offered by older microwave technologies (2-311 MB per second) currently in use in Vietnam, making the E-Band virtual fiber a well-suited option as cellular phones are now demanding quicker and more powerful connectivity with the advent of 3G and 4G technologies.  Some of our potential clients include the Vietnamese Government, Internet and Telecom companies, banks, hospitals and universities.

In order to deploy E-Band virtual fiber (wireless) technology and EMS stationary and mobile Internet data center units, both of which Dot VN is the exclusive provider for Vietnam and a provider for Southeast Asia, Dot VN entered into a strategic partnership agreement in October 2009 with SaoBacDau Technologies Group (“SBD”), (www.SaoBacDau.vn/sbd/web/en/news/overview/view/89), a highly recognized leader in the Vietnamese IT industry and a Top 5 systems integrator.  SBD is now a value-added reseller of Dot VN products, providing IT and telecom integration services for E-Band virtual fiber (wireless) technology and EMS mobile Internet data center units.  SBD provides installation, maintenance and technical support for firms and organizations that are implementing these hardware solutions.

In November 2009, Dot VN signed a memorandum of understanding (“MOU”) agreement with Kasati Telecom, (www.Kasati.com.vn/en), a leading telecom infrastructure deployment company.  Kasati is deploying a 30-day test of E-Band virtual fiber (wireless) technology to assess the capabilities of the virtual fiber.  After the test is complete, Kasati will provide a report demonstrating the performance of the virtual fiber.  Kasati’s 30-day test will be conducted in the Mekong Delta, a relatively rural area featuring numerous waterways, rendering it one of the more difficult areas in which to install traditional telecom infrastructure.  Dot VN’s E-Band virtual fiber offers a more efficient, cost-effective solution, eliminating the need to lay fiber wires underground or below bodies of water.

Previously, Dot VN has successfully tested and demonstrated the E-Band virtual fiber (wireless) technology in Hanoi, with the assistance of VNNIC and Vietnam Data Communications Corporation (“VDC”), (www.VDC.com.vn), a state-owned enterprise and the largest Internet Service Provider in Vietnam.  More recently, in June of 2009, Dot VN conducted a test of the E-Band virtual fiber (wireless) technology in cooperation with the Department of Information and Communications of Danang City (www.tttt.danang.gov.vn/home.do?lang=1).  The goal of this test was to both demonstrate the high bandwidth and reliability of the E-Band virtual fiber solution and determine its suitability as an infrastructure component of a city-wide metropolitan area network for the City of Danang.  The test was successful and we expect a favorable outcome.

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Danang Land – On August 27, 2009, the Company made the third and final payment on the land sublease in Danang, Vietnam.  The lease of approximately 8,768 square meters (94,256 square feet) of land in the Danang Industrial Zone is for a term of approximately 35 years expiring September 21, 2043.  In the near future, Dot VN intends to design and construct a high technology office building to offer Internet data center and web related services.

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Dot VN Offices – Dot VN opened an office in Danang, Vietnam and currently employing seven professionals in approximately 1,000 sq. ft. office.  The Company also plans to hire 60 new staff positions in Vietnam to support the growth of its existing and new products and services in the next two quarters.

As evidenced by these recent accomplishments, Dot VN is now generating revenue through the commercialization of several of our new services.  I am confident that we are on the path towards additional commercialization opportunities, as we have partnered with leading technology and telecommunications entities and, through our exclusivity agreements with VNNIC, have positioned ourselves as the sole providers of much needed technology services in Vietnam, the second fastest growing economy in the world.

As we move forward, we will continue to update you on the latest Company news.  We also recommend you visit our website frequently for important information: www.DotVN.com.  I thank you for your support and shared belief in Dot VN as we look ahead to our promising future.

Warm regards,

Thomas Johnson
Chairman & Chief Executive Officer
Dot VN, Inc.

About the Company:

Dot VN, Inc. (www.DotVN.com) provides innovative Internet and Telecommunication services for Vietnam.  The Company was awarded an “exclusive long term contract” by the Vietnamese government to register “.vn” (Vietnam) domains and commercialize Parking Page Marketing/Online Advertising worldwide via the Internet.  Also, Dot VN has exclusive rights to distribute and commercialize Internet Data Center solutions and Gigabit Ethernet Wireless applications to Vietnam and Southeast Asia region.

Forward-Looking Statements:

Statements in this press release may be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to Dot VN or its management, identify forward-looking statements.  These statements are based on current expectations, estimates and projections about Dot VN’s business based, in part, on assumptions made by management.  These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict.  Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, including those described above and those risks discussed from time to time in Dot VN’s filings with the Securities and Exchange Commission.  Factors that could materially affect these forward-looking statements and/or predictions include, among other things: (i) our limited operating history; (ii) our ability to pay down existing debt; (iii) unforeseen costs and expenses; (iv) potential litigation with our shareholders, creditors and/or former or current investors; (v) Dot VN’s ability to comply with federal, state and local government regulations in the US and foreign countries; (vi) Dot VN’s ability to maintain current agreements with the government of Vietnam and enter into additional agreements with the government of Vietnam; and (vii) other factors over which we have little or no control.  In addition, such statements could be affected by risks and uncertainties related to product demand, market and customer acceptance, competition, pricing and development difficulties, as well as general industry and market conditions and growth rates and general economic conditions.  Any forward-looking statements speak only as of the date on which they are made, and Dot VN does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this release.  Information on Dot VN’s website does not constitute a part of this release.

For more information, contact:

    Thomas M. Johnson, Chairman and CEO
    Dot VN, Inc.
    Phone: 858-571-2007 x14
    Email: Inquiries@DotVN.com
    Website: www.DotVN.com
    Register your .VN domains at:  www.VN

    Media Contact:
    North Shore Public Relations, Inc.
    Renae Placinski, 847-945-4505
    Renae@NorthShorePR.com
    Website: www.NorthShorePR.com

    Investor Relations Contact:
    Vista Partners
    Ross Silver, 415-738-6229
    Email:  Ross.Silver@VistaP.com
    Website: www.VistaP.com